Munder Cash Investment Fund

Class A, B, C, K & Y Shares

Munder Tax-Free Money Market Fund

Class A, K & Y Shares

Institutional Money Market Fund

Comerica Class K & Y Shares

Liquidity Money Market Fund

Supplement Dated September 2, 2008

to Prospectuses Dated October 31, 2007

Liquidation of the Munder Cash Investment Fund, Munder Tax-Free Money Market Fund, Institutional Money Market Fund and Liquidity Money Market Fund

The Munder Cash Investment Fund, Munder Tax-Free Money Market Fund, Institutional Money Market Fund and Liquidity Money Market Fund (each, a “Fund”, and collectively, the “Funds”) have been advised that Munder Capital Management (“MCM”), the Funds’ investment adviser, plans to exit the money market mutual fund business because it is no longer central to the firm’s core business strategy.

In light of that decision, the Board of Trustees of each Fund has determined that liquidation and dissolution of the Fund is in the best interest of the Fund and its shareholders and, therefore, has approved a Plan of Liquidation for the Fund (“Plan”). The Plan provides that the Funds will be liquidated in accordance with Section 331 of the Internal Revenue Code of 1986 (“Liquidations”). In accordance with the Plan, each Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of that Fund. The Liquidations are expected to occur, at the earliest, on October 14, 2008, and will be coordinated to coincide with any significant redemption in kind or in cash of shares of a Fund held by clients and customers of Comerica Bank N.A. and its affiliates.

The proceeds of each Fund’s Liquidation will be the net asset value of that Fund’s shares after all charges, taxes, expenses and liabilities of the Fund are paid or provided for. In addition, a Fund may be required to make a distribution to shares of any income and/or capital gains of the Fund prior to its Liquidation. For shareholders of the Munder Cash Investment Fund, any applicable contingent deferred sales charges (“CDSCs”) will be waived for redemptions that occur at any time after the date of this Supplement.

Liquidation proceeds will be paid entirely in cash except in the case of retirement accounts custodied by PFPC Trust Company (“Direct Retirement Shareholders”). Liquidation proceeds for Direct Retirement Shareholders will be invested in shares of the Munder Bond Fund until direction is received from the Direct Retirement

Shareholder. Thus, we urge such Direct Retirement Shareholders to promptly provide instructions as to how their Liquidation proceeds should be invested.

In accordance with each Fund’s prospectus, shareholders are hereby notified that as of October 3, 2008 the check writing privilege that has been made available to shareholders of the Funds will be terminated. No checks submitted for payment after October 3, 2008 will be processed.

Effective immediately, each Fund is closed to new shareholder accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MUNDER FUNDS

Supplement Dated September 2, 2008

To Statement of Additional Information (“SAI”)

Dated October 31, 2007

The following disclosure is added after the fourth paragraph under the heading “Disclosure of Portfolio Holdings—Other”, which begins on page 42 of the SAI:

Beginning on or about April 17, 2008, the Cash Investment Fund and the Tax-Free Money Market Fund had ongoing arrangements to provide a full list of the portfolio holdings of the respective Fund on a daily basis to certain third party investment advisory firms in connection with the consideration of a transaction involving the transfer of the Funds’ assets. The disclosure of the information was subject to a confidentiality agreement with each of the third party investment advisory firms, the terms of which included the terms described in this SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INSTITUTIONAL MONEY MARKET FUND

Supplement Dated September 2, 2008

To Statement of Additional Information (“SAI”)

Dated October 31, 2007

The following disclosure is added after the fourth paragraph under the heading “Disclosure of Portfolio Holdings—Other”, which begins on page 16 of the SAI:

Beginning on or about April 17, 2008, the Fund had ongoing arrangements to provide a full list of the portfolio holdings of the Fund on a daily basis to certain third party investment advisory firms in connection with the consideration of a transaction involving the transfer of the Fund’s assets. The disclosure of the information was subject to a confidentiality agreement with each of the third party investment advisory firms, the terms of which included the terms described in this SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIQUIDITY MONEY MARKET FUND

Supplement Dated September 2, 2008

To Statement of Additional Information (“SAI”)

Dated October 31, 2007

The following disclosure is added after the third paragraph under the heading “Disclosure of Portfolio Holdings—Other”, which begins on page 17 of the SAI:

Beginning on or about April 17, 2008, the Fund had ongoing arrangements to provide a full list of the portfolio holdings of the Fund on a daily basis to certain third party investment advisory firms in connection with the consideration of a transaction involving the transfer of the Fund’s assets. The disclosure of the information was subject to a confidentiality agreement with each of the third party investment advisory firms, the terms of which included the terms described in this SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.